UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom

(Address of principal executive offices)

Registrant's telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Entry into a Material Definitive Agreement.

On November 8, 2021, nVent Electric plc (the “Company”) and nVent Finance S.à r.l. (“nVent Finance”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which nVent Finance agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $300 million aggregate principal amount of nVent Finance’s 2.750% Senior Notes due 2031 (the “Notes”), in a public offering (the “Offering”). The Notes will be fully and unconditionally guaranteed as to payment of principal and interest by the Company. The Offering is expected to close on November 23, 2021 subject to customary closing conditions.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-260579) that the Company and nVent Finance filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2021. The Company is filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits. The exhibits listed in the Exhibit Index below are filed as part of this report.

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 8, 2021, among nVent Electric plc, nVent Finance S.à r.l., and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters listed therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 9, 2021.

NVENT ELECTRIC PLC
Registrant

By:	/s/ Sara E. Zawoyski
Sara E. Zawoyski
Executive Vice President and Chief Financial Officer